UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

Open Solutions Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-02333-56	22-3173050

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

455 Winding Brook Drive, Glastonbury, CT	06033

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 652-3155

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition.
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 Hernandez Employment Agreement
EX-99.1 Press Release dated 4/27/05
EX-99.2 Pro Forma Financials

Item 1.01. Entry into a Material Definitive Agreement

     On April 21, 2005, Open Solutions Inc. (the “Registrant”) entered into an Employment Agreement (the “Employment Agreement”) with Louis Hernandez, Jr., its Chairman of the Board and Chief Executive Officer. Pursuant to the Employment Agreement, which has a three-year term, the Registrant will pay Mr. Hernandez an annual base salary of $400,000, subject to increase at the discretion of the Board of Directors. The Employment Agreement also provides for Mr. Hernandez to receive an annual cash bonus based on the achievement of certain performance targets, with a target payment of 75% of his base salary and a maximum payment of 150% of his base salary. Mr. Hernandez has agreed not to compete with the Registrant’s business or to solicit any of the Registrant’s employees or clients during the 12-month period following the termination of his employment. If Mr. Hernandez’s employment is terminated without cause or with good reason, he will receive a payment equal to the full amount of his target bonus for the year of termination and will continue to receive his base salary and benefits for one year after termination. If Mr. Hernandez’s employment is terminated following a change of control (as defined in the Employment Agreement), he will receive a payment on the date of his termination equal to two times the sum of his base salary at the time and his target bonus for the year of termination. Upon his termination following a change of control, Mr. Hernandez will also continue to receive benefits for two years and any outstanding stock options held by him will become fully vested.

     The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.02. Results of Operations and Financial Condition.

     On April 27, 2005, the Registrant announced its financial results for the quarter ended March 31, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Item 2.02 of Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

     Attached hereto as Exhibit 99.2 is unaudited pro forma combined condensed financial information giving effect to the Registrant’s acquisitions of Datawest Solutions Inc., re:Member Data Services, Inc. and Eastpoint Technologies, LLC.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

     See Exhibit Index attached hereto. Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN SOLUTIONS INC.
Date: April 27, 2005	By:	/s/ Carl D. Blandino
Carl D. Blandino
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between Open Solutions Inc. and Louis Hernandez, Jr. dated April 21, 2005

99.1	Press Release issued by the Registrant on April 27, 2005

99.2	Pro Forma Financial Information of the Registrant